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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 25, 2000

                    Twelve AMH Associates Limited Partnership
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

         000-13493                                     04-2833662
   (Commission File Number)               (I.R.S. Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts                 02142
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         As previously reported, effective June 30, 2000, the Registrant dismissed its prior Independent Auditors, KPMG LLP. Effective October 25, 2000, the Registrant engaged Imowitz Koenig & Co., LLP. as its Independent Auditors. The Registrant did not consult Imowitz, Koenig & Co., LLP. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B prior to October 25, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of October, 2000.


                                      Twelve AMH Associates Limited Partnership

                                      By:  Two Winthrop Properties, Inc.
                                           Managing General Partner



                                           By: /s/  Michael L. Ashner
                                                  ------------------------------
                                                    Michael L. Ashner
                                                    Chief Executive Officer




                                           By: /s/  Thomas C. Staples
                                                  ------------------------------
                                                    Thomas C. Staples
                                                    Chief Financial Officer